UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 4, 2011 (December 29, 2010)
CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	000-51734	37-1516132
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
2780 Waterfront Pkwy E. Drive
Suite 200
Indianapolis, Indiana 46214
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (317) 328-5660
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Effective December 31, 2010, Allan A. Moyes, III (“Mr. Moyes”) retired from his position as Executive Vice President of Calumet GP, LLC (the “General Partner”), the general partner of Calumet Specialty Products Partners, L.P. (the “Company”).
     In connection with his retirement, the General Partner and Mr. Moyes entered into a Reaffirmation Agreement, General Release and Covenant Not to Sue, dated effective as of December 29, 2010 (the “Reaffirmation Agreement”), a form of which was originally attached as Exhibit A to the Professional Services and Transition Agreement, dated November 2, 2009, entered into by and between the General Partner and Mr. Moyes (Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities & Exchange Commission on November 6, 2009 (File No 000-51734)). Under the Reaffirmation Agreement, the final day of Mr. Moyes’ employment by the General Partner was December 31, 2010 and, beginning January 1, 2011, Mr. Moyes will be reimbursed for the applicable premiums to continue health care benefits under the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA) for a period of 32 weeks, together with an additional cash payment in an amount necessary to put Mr. Moyes in the same after-tax position he would be in had he been covered under the Company’s health care plan as an employee. In addition, under the Reaffirmation Agreement, the Company has agreed to convey to Mr. Moyes title to the company vehicle that he used during his employment. Under the Reaffirmation Agreement, Mr. Moyes has agreed to waive and release any and all claims he may have against the General Partner, the Company or any of their respective affiliates related to his employment, cessation of his employment or the compensation or benefits payable in connection with such employment or cessation of employment. The foregoing description of the Reaffirmation Agreement is qualified in its entirety by reference to the Reaffirmation Agreement, a copy of which is attached hereto as Exhibit 10.26 to this Current Report on Form 8-K and incorporated herein by reference.
     Any unvested phantom units held by Mr. Moyes under the Calumet Specialty Products Partners, L.P. Executive Deferred Compensation Plan immediately vested upon Mr. Moyes’ retirement.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
Exhibit 10.26	Reaffirmation Agreement, General Release and Covenant Not to Sue, dated December 22, 2010 and effective as of December 29, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
By:	CALUMET GP, LLC,
its General Partner

By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President, Chief Financial Officer and Secretary

January 4, 2011

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.26	Reaffirmation Agreement, General Release and Covenant Not to Sue, dated December 22, 2010 and effective as of December 29, 2010.